UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8‑K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

      Date of report (Date of earliest event reported):        October 18, 2006

JENNIFER CONVERTIBLES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

                                  1-9681                                                                                                                                 11-2824646

                   (Commission File Number)                                                                                                 (IRS Employer Identification No.)

419 Crossways Park Drive, Woodbury, New York                                                                                                11797

         (Address of Principal Executive Offices)                                                                                                           (Zip Code)

(516) 496-1900

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      o   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      o   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      o   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      o   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01        Entry into a Material Definitive Agreement

            On October 13, 2006, the Company entered into Amendment No. 4 to Management Agreement and License (“Amendment No. 4”) by and among Jara Enterprises, Inc., Jennifer Acquisition Corp. and the Company, pursuant to which any future or prior shortfall payments that may be due to or from Jara Enterprises, Inc.,as described in Sections 2.1 (b) and 2.1(c) of the Agreement, were eliminated.

            The description of the terms and conditions of Amendment No. 4 set forth herein does not purport to be complete and is qualified in its entirety by the full text of Amendment No. 4, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01        Financial Statements and Exhibits.

            (d)  Exhibits

            10.1      Amendment No. 4 to Management Agreement and License

SIGNATURE

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 18, 2006	Jennifer Convertibles, Inc.

	By:	/s/ Harley J. Greenfield
	Name:	Harley J. Greenfield
	Title:	Chief Executive Officer